Exhibit 99.1

SPAR Group, Inc.

Announces 2009 Third Quarter Financial Results and Shareholder Update Conference Call

TARRYTOWN, NY--(11/10/09) - SPAR Group, Inc. (NASDAQ: SGRP) (the “Company” or “SGRP”) a leading supplier of retail merchandising and other marketing services throughout the United States and internationally, today announced that Gary Raymond, President and Chief Executive Officer, and Jim Segreto, Chief Financial Officer, will host a conference call on Tuesday, November 17, 2009, at 4:15 p.m. Eastern Standard Time. During the call management will discuss the company’s 2009 third quarter financial results and update shareholders on current operations and growth strategy going forward.

Conference Call Details:
Date:	Tuesday, November 17, 2009
Time:	4:15 p.m. EST
Dial In-Number:	1-877-941-8418
International Dial-In Number:	1-480-629-9809

It is recommended that participants dial in approximately 5 to 10 minutes prior to the start of the 4:15 p.m. call. A telephonic replay of the conference call may be accessed approximately two hours after the call through November 24, 2009, by dialing 1-800-406-7325 or 1-303-590-3030 for international callers and entering the replay access code 4183218.

There will also be a simultaneous audio feed and archived recording of the conference call available at http://www.sparinc.com under the “Investor Relations” menu section and “News Releases” sub-menu of the website.

About SPAR Group

SPAR Group, Inc. is a diversified international merchandising and marketing services company and provides a broad array of services worldwide to help companies improve their sales, operating efficiency and profits at retail locations. SPAR Group provides product services, project services, in-store events, radio frequency identification (“RFID”), technology services and marketing research covering all product and trade classifications, including mass market, drug store, convenience store and grocery chains. Product services include product additions, placement, reordering, replenishment, labeling, evaluation and deletions, and project services include seasonal and special product promotions, product recalls and complete setups of departments and stores. The company operates throughout the United States and internationally in 12 of the most populated countries, including China and India. For more information, visit the SPAR Group’s Web site at www.sparinc.com.

Certain statements in this news release and such conference call are forward-looking, including (without limitation) growing revenues and profits through acquisitions, attracting new business that will increase SPAR Group’s revenues, continuing to maintain costs and consummating any transactions. Undue reliance should not be placed on such forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond the company’s control. The company’s actual results, performance and trends could differ materially from those indicated or implied by such statements as a result of various factors, including (without limitation) the continued strengthening of SPAR Group’s selling and marketing functions, continued customer satisfaction and contract renewal, new product development, continued availability of capable dedicated personnel, continued cost management, the success of its international efforts, success and availability of acquisitions, availability of financing and other factors, as well as by factors applicable to most companies such as general economic, competitive and other business and civil conditions. Information regarding certain of those and other risk factors and cautionary statements that could affect future results, performance or trends are discussed in SPAR Group’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and other filings made with the Securities and Exchange Commission from time to time. All of the company’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

For more information, contact:

James R. Segreto

SPAR Group, Inc.

(914) 332-4100

Investors:

Alan Sheinwald

Alliance Advisors, LLC

(914) 669-0222

asheinwald@allianceadvisors.net